Exhibit 99.1

AMSC Reports First Quarter Fiscal Year 2019 Financial Results and Provides Business Outlook

Company to host conference call tomorrow, August 7 at 10:00 am ET

Ayer, MA – August 6, 2019 – AMSC (Nasdaq: AMSC), a global solutions provider serving power grid and wind industry leaders, today reported financial results for its first quarter of fiscal year 2019 ended June 30, 2019.

Revenues for the first quarter of fiscal 2019 were $13.8 million compared with $12.6 million for the same period of fiscal 2018. The year-over-year increase was driven by higher Grid segment revenues versus the year ago period. The higher Grid segment revenues are primarily due to increased D-VAR revenues.

AMSC’s net loss for the first quarter of fiscal 2019 was $3.5 million, or $0.17 per share, compared to a net loss of $4.7 million, or $0.23 per share, for the same period of fiscal 2018. The Company’s non-GAAP net loss for the first quarter of fiscal 2019 was $6.2 million, or $0.30 per share, compared with a non-GAAP net loss of $3.6 million, or $0.18 per share, in the same period of fiscal 2018. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents and restricted cash on June 30, 2019 totaled $74.7 million, compared with $78.2 million at March 31, 2019.

“Our Grid business delivered a strong start to fiscal 2019,” said Daniel P. McGahn, Chairman, President and CEO, AMSC. “This is the second consecutive quarter in which Grid segment revenues comprised over 70% of total revenues. Growth in our Grid business for the quarter was driven by strong D-VAR shipments, revenue from our SPS product for the US Navy, and initial revenue from our REG deployment project. We expect D-VAR shipments to provide a strong base of grid revenues for the remainder of this fiscal year. We believe that we are on-track to deliver strong Grid revenue growth in fiscal year 2019.”

AMSC Reports Q1FY19 Results	Page 2

Business Outlook

For the second quarter ending September 30, 2019, AMSC expects that its revenues will be in the range of $12 million to $15 million.  The Company’s net loss for the second quarter of fiscal 2019 is expected not to exceed $8.5 million, or $0.41 per share.  The Company's non-GAAP net loss (as defined below) is expected not to exceed $7.5 million, or $0.36 per share.  The Company expects operating cash flow to be a burn of $5 million to $7 million in the second quarter of fiscal 2019.  This guidance does not include any tax payments or other cost related to the final settlement payment from Sinovel.  The Company expects cash, cash equivalents and restricted cash on September 30, 2019, to be no less than $67 million.

Conference Call Reminder

In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time on Wednesday, August 7, 2019, to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at http://www.amsc.com/investors. The live call also can be accessed by dialing  1-800-353-6461 and 1-334-323-0501 and using conference ID 1214713. A replay of the call may be accessed 2 hours following the call by dialing (888) 203-1112 or 719-457-0820 and using conference ID 1214713.

About AMSC (Nasdaq: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance. Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. The Company’s solutions are now powering gigawatts of renewable energy globally and are enhancing the performance and reliability of power networks in more than a dozen countries. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, D-VAR, D-VAR VVO, Gridtec, Windtec, and Smarter, Cleaner … Better Energy are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

AMSC Reports Q1FY19 Results	Page 3

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements in this release about our expectation that D-VAR shipments will provide a strong base of Grid revenues for the remainder of this fiscal year; our belief that we are on-track to deliver strong Grid revenue growth in fiscal year 2019; our expected GAAP and non-GAAP financial results for the quarter ending September 30, 2019, our expected cash, cash equivalents and restricted cash balance on September 30, 2019; and other statements containing the words "believes," "anticipates," "plans," "expects," "will" and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: A significant portion of our revenues are derived from a single customer, Inox, and we cannot predict if and how successful Inox will be in executing on Solar Energy Corporation of India ("SECI") orders under the new central and state auction regime, and any related failure by Inox to succeed under this regime, or any delay in Inox’s ability to deliver its wind turbines, could result in fewer electric control systems shipments to Inox; We have a history of operating losses and negative operating cash flows, which may continue in the future and require us to secure additional financing in the future; Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; We may be required to issue performance bonds or provide letters of credit, which restricts our ability to access any cash used as collateral for the bonds or letters of credit;  Changes in exchange rates could adversely affect our results of operations; If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; Our financial condition may have an adverse effect on our customer and supplier relationships; Our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government, and additional funding of such contracts may not be approved by U.S. Congress; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; We may experience difficulties re-establishing our HTS wire production capability in our Ayer, Massachusetts facility; We may not realize all of the sales expected from our backlog of orders and contracts; Our business and operations would be adversely impacted in the event of a failure or security breach of our information technology infrastructure; Failure to comply with evolving data privacy and data protection laws and regulations or to otherwise protect personal data, may adversely impact our business and financial results; We rely upon third-party suppliers for the components and subassemblies of many of our Wind and Grid products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Many of our revenue opportunities are dependent upon subcontractors and other business collaborators; If we fail to implement our business strategy successfully, our financial performance could be harmed; Problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share;  Many of our customers outside of the United States may be either directly or indirectly related to governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; We have had limited success marketing and selling our superconductor products and system-level solutions, and our failure to more broadly market and sell our products and solutions could lower our revenue and cash flow;  We may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits;  Our success depends upon the commercial adoption of the Resilient Electric Grid ("REG") system, which is currently limited, and a widespread commercial market for our products may not develop; Growth of the wind energy market depends largely on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy;  We have operations in, and depend on sales in, emerging markets, including India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets; Changes in India’s political, social, regulatory and economic environment may affect our financial performance; Our products face intense competition, which could limit our ability to acquire or retain customers; Our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; Lower prices for other fuel sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our Wind business; Adverse changes in domestic and global economic conditions could adversely affect our operating results; We face risks related to our intellectual property; We face risks related to our technologies; We face risks related to our legal proceedings; We face risks related to our common stock; and the important factors discussed under the caption "Risk Factors" in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2019, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q1FY19 Results	Page 4

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended June 30,
	2019	2018
Revenues
Grid	$9,855	$8,929
Wind	3,915	3,678
Revenues	13,770	12,607

Cost of revenues	12,193	8,714

Gross margin	1,577	3,893

Operating expenses:
Research and development	2,473	2,840
Selling, general and administrative	5,255	5,786
Amortization of acquisition related intangibles	85	85
Restructuring and impairment	—	310
Total operating expenses	7,813	9,021

Operating loss	(6,236)	(5,128)

Change in fair value of derivatives and warrants	2,946	(464)
Interest income, net	505	201
Other income (expense), net	(543)	609

Loss before income tax benefit expense (benefit)	(3,328)	(4,782)

Income tax expense (benefit)	211	(45)

Net loss	$(3,539)	$(4,737)

Net loss per common share
Basic	$(0.17)	$(0.23)
Diluted	$(0.17)	$(0.23)

Weighted average number of common shares outstanding
Basic	20,514	20,167
Diluted	20,514	20,167

AMSC Reports Q1FY19 Results                                                                                                                                                                                                                             Page 5

UNAUDITED CONSOLIDATED BALANCE SHEET

(In thousands, except per share data)

	June 30, 2019	March 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$73,952	$77,483
Accounts receivable, net	10,736	7,855
Inventory	11,924	12,119
Note receivable, current portion	0	2,888
Prepaid expenses and other current assets	4,102	3,053
Total current assets	100,714	103,398

Property, plant and equipment, net	8,747	8,972
Intangibles, net	2,805	2,890
Goodwill	1,719	1,719
Restricted cash	715	715
Right-of-use asset	3,733	0
Deferred tax assets	1,411	1,357
Other assets	306	279
Total assets	$120,150	$119,330

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$15,819	$15,885
Lease liability, current portion	416	0
Derivative liabilities	1,702	4,942
Deferred revenue, current portion	10,806	7,557
Total current liabilities	28,743	28,384

Deferred revenue, long term portion	7,883	7,962
Lease liability, long term portion	3,357	0
Deferred tax liabilities	1,703	1,698
Other liabilities	51	93
Total liabilities	41,737	38,137

Commitments and contingencies (Note 15)

Stockholders' equity:
Common stock	218	216
Additional paid-in capital	1,045,244	1,044,622
Treasury stock	(2,384)	(2,101)
Accumulated other comprehensive (loss) income	413	(5)
Accumulated deficit	(965,078)	(961,539)
Total stockholders' equity	78,413	81,193
Total liabilities and stockholders' equity	$120,150	$119,330

AMSC Reports Q1FY19 Results                                                                                                                                                                                                                             Page 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months ended June 30,
	2019	2018
Cash flows from operating activities:

Net loss	$(3,539)	$(4,737)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	1,149	1,150
Stock-based compensation expense	249	785
Provision for excess and obsolete inventory	89	144
Change in fair value of warrants and contingent consideration	(2,946)	464
Non-cash interest expense	(112)	(56)
Other non-cash items	100	(394)
Changes in operating asset and liability accounts:
Accounts receivable	(2,874)	(4,192)
Inventory	108	(459)
Prepaid expenses and other current assets	(1,002)	(332)
Accounts payable and accrued expenses	(181)	75
Deferred revenue	3,093	666
Net cash used in operating activities	(5,866)	(6,886)

Cash flows from investing activities:
Net cash provided by/(used in) investing activities	2,259	(166)

Cash flows from financing activities:
Net cash used in financing activities	(283)	(238)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	359	(44)

Net decrease in cash, cash equivalents and restricted cash	(3,531)	(7,334)
Cash, cash equivalents and restricted cash at beginning of year	78,198	34,249
Cash, cash equivalents and restricted cash at end of year	$74,667	$26,915

AMSC Reports Q1FY19 Results                                                                                                                                                                                                                             Page 7

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(In thousands, except per share data)

	Three Months Ended June 30,
	2019	2018
Net loss	$(3,539)	$(4,737)
Stock-based compensation	249	785
Amortization of acquisition-related intangibles	85	85
Consumption of zero cost-basis inventory	0	(249)
Changes in fair value of warrants	(2,946)	464
Tax effect of adjustments for consumption of zero cost-basis inventory	0	40
Non-GAAP net loss	$(6,151)	$(3,612)

Non-GAAP net loss per share - basic	$(0.30)	$(0.18)
Weighted average shares outstanding - basic	20,514	20,167

RECONCILIATION OF GAAP OPERATING CASH FLOW TO NON-GAAP OPERATING CASH FLOW

(In thousands)

	June 30, 2019	March 31, 2019
Operating cash flow	$(5,866)	$42,714
Sinovel settlement (net of legal fees and expenses)	1,000	(52,740)
Tax effect of adjustments	0	2,377
Non-GAAP operating cash flow	$(4,866)	$(7,649)

Reconciliation of Forecast GAAP Net Loss to Non-GAAP Net Loss

(In millions, except per share data)

Three months ending
September 30, 2019
Net loss	$(8.5)
Stock-based compensation	0.9
Amortization of acquisition-related intangibles	0.1
Non-GAAP net loss	$(7.5)
Non-GAAP net loss per share	$(0.36)
Shares outstanding	20.8

AMSC Reports Q1FY19 Results                                                                                                                                                                                                                             Page 8

Note: Non-GAAP net loss is defined by the Company as net income (loss) before; stock-based compensation; amortization of acquisition-related intangibles; consumption of zero cost-basis inventory; changes in fair value of warrants;  other unusual charges or items, and the tax effect of adjustments calculated at the relevant rate for our non-GAAP metric. The Company believes non-GAAP net loss assists management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance. The Company is not able to provide the change in fair value of warrants on a forward-looking basis without unreasonable efforts because the calculation for that change is primarily driven by the closing price and volatility of the Company's stock at the end of each fiscal quarter, which cannot be reasonably estimated at this time, and therefore the Company's non-GAAP net loss guidance does not include the impact from any change in fair value of warrants.  The Company does not expect a further gain on sale of minority investments or gain on Sinovel Settlement, net, and therefore the Company's non-GAAP net loss guidance does not include the impact from these adjustments.  Actual non-GAAP net loss for the fiscal quarter ending September 30, 2019, including the above adjustments, may differ materially from those forecasted in the table above.

Non-GAAP operating cash flow is defined by the Company as operating cash flow before: Sinovel settlement (net of legal fees and expenses); tax effect of adjustments; and other unusual cash flows or items. The Company believes non-GAAP operating cash flow assists management and investors in comparing the Company’s operating cash flow across reporting periods on a consistent basis by excluding these  non-recurring cash items that it does not believe are indicative of its core operating cash flow.

Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP net loss is set forth in the table above.

AMSC Contacts

Investor Relations Contact:

LHA Investor Relations

Sanjay M. Hurry

(212) 838-3777

amscIR@lhai.com

Public Relations Contact:

RooneyPartners LLC

Bob Cavosi

646-638-9891

rcavosi@rooneyco.com

AMSC Communications Manager:

Nicol Golez

Phone: 978-399-8344

Email: Nicol.Golez@amsc.com